Exhibit 10.1


                         REGISTRATION RIGHTS AGREEMENT


         This Registration Rights Agreement (the "Agreement") is entered into as of August 7, 2003 by and between Reckson Associates Realty Corp., a Maryland corporation (the "Company") and 1055 Stamford Associates Limited Partnership, a Massachusetts limited partnership (the "Initial Holder").

         WHEREAS, the Initial Holder is to receive Class C common units of limited partnership interest ("Units") in Reckson Operating Partnership, L.P., a Delaware limited partnership (the "Operating Partnership"), which may be redeemed for cash, or at the option of the Company, common stock, par value $.01 per share, of the Company ("Common Stock") pursuant to the Contribution and Conveyance Agreement, dated as of August 7, 2003 (the "Contribution Agreement") between the Operating Partnership and the Initial Holder, relating to the acquisition by the Operating Partnership of certain real property owned by the Initial Holder; and

         WHEREAS, it is a condition precedent to the obligations of the Initial Holder under the Contribution Agreement to consummate the transactions pursuant to which the Initial Holder will receive Units that the Company enter into this Agreement with the Initial Holder;

         NOW, THEREFORE, in consideration of the mutual promises and agreements set forth herein, and other valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto hereby agree as follows:

         1. Certain Definitions.

         As used in this Agreement, in addition to the other terms defined herein, the following capitalized defined terms shall have the following meanings:

         "Holder" shall mean the Initial Holder, for so long as it owns any Registrable Securities, and each of its respective successors, assigns and direct and indirect transferees who become holders of Registrable Securities.

         "Lock-up Period" shall mean one year from the date of original issuance of the Units to the Holder.

         "Registrable Shares" shall mean shares of Common Stock issued or to be issued to a Holder upon redemption or in exchange for its Units, excluding Shares (i) which are not Restricted Securities, as such term is defined in Rule 144 under the Securities Act of 1933, as amended (the "Securities Act"),
(ii) which have been issued pursuant to an effective Registration Statement under the Securities Act or (iii) Shares eligible for sale pursuant to Rule 144 (k) (or any successor provision) under the Securities Act.

         "Registration Statement" shall mean any registration statement of the Company which covers the issuance or resale of any of the Registrable Shares under the Securities Act on an appropriate form, and all amendments and supplements to such registration statement, including post-effective amendments, in each case including the prospectus contained therein, all exhibits thereto and all materials incorporated by reference therein.

         "Shares" shall mean all Common Stock issued or issuable to the Holder upon redemption or in exchange for Units held by the Holder and any other Common Stock issued as a dividend with respect to, or in exchange for or in replacement of such Common Stock.

         2. Registration.

         (a) Subject to the conditions set forth in this Agreement, the Company will file with the Securities and Exchange Commission (the "SEC") a registration statement on Form S-3 (the "Issuance Registration Statement") under Rule 415 of the Securities Act relating to the issuance to the Holders of the Shares in exchange for Units acquired pursuant to the Contribution Agreement, such filing to be made on a date (the "Filing Date") which is no earlier than two weeks before the expiration of the Lock-Up Period and no later than the date of the expiration of the Lock-Up Period; provided, however that notwithstanding the foregoing, the Filing Date may be such other date as may be required under applicable provisions of the Securities Act or as required by the SEC pursuant to its interpretation of applicable federal securities laws and the rules and regulations promulgated thereunder. The Company shall use its best efforts to cause the Issuance Registration Statement to be declared effective by the SEC for all of the Registrable Shares covered thereby as soon as practicable thereafter. The Company agrees to use its best efforts to keep the Issuance Registration Statement continuously effective until the date on which each Holder has tendered its Units for redemption and the redemption price therefor (whether paid in cash or in Common Stock) has been delivered to each Holder (the "Issuance Registration Expiration Date").

         (b) In the event that, for any reason, the Company determines that it is unable to cause an Issuance Registration Statement to be declared effective by the SEC within ninety (90) days following the Filing Date or (except as otherwise permitted by Sections 8 and 9) is unable or it is impracticable to keep such Issuance Registration Statement continuously effective until the Issuance Registration Expiration Date, the Company shall promptly file with the SEC a Registration Statement on Form S-3 (a "Resale Shelf Registration Statement") under Rule 415 under the Securities Act relating to the resale by the Holders of their Registrable Shares. The Company shall use its best efforts to cause such Resale Shelf Registration Statement to be declared effective by the SEC as soon as practicable thereafter. The Company agrees to use its best efforts to keep the Resale Shelf Registration Statement, after its date of effectiveness, continuously effective until the date (the "Resale Shelf Registration Expiration Date") on which all Registrable Shares have been disposed of by the Holders. After the Company has filed the Resale Shelf Registration Statement, any obligation of the Company to file an Issuance Registration Statement pursuant to Section 2(a) above with respect to the Registrable Shares registered by the Resale Shelf Registration Statement shall be suspended for as long as the Resale Shelf Registration Statement remains effective.

         (c) The Company shall promptly notify each Holder of the effectiveness of a Registration Statement and shall furnish to each Holder such number of copies of a Registration Statement as each Holder may reasonably request (including any amendments, supplements and exhibits), the prospectus contained therein (including each preliminary prospectus), any documents incorporated by reference in a Registration Statement and such other documents as each Holder may reasonably request in order to facilitate its sale of the Registrable Shares in the manner described in the Resale Registration Statement.

         (d) The Company shall promptly prepare and file with the SEC from time to time such amendments and supplements to a Registration Statement and prospectus used in connection therewith as may be necessary to keep such Registration Statement effective and to comply with the provisions of the Securities Act with respect to the issuance or disposition of all of the Registrable Shares until the earlier of (a) such time as all of the Common Stock to be issued upon redemption or exchange for Units have been issued pursuant to the Issuance Registration Statement or, in the event a Resale Registration Statement has been filed in accordance with Section 2(b) hereof, all of the Registrable Shares have been disposed of in accordance with the intended methods of disposition by the Holders as set forth in the Resale Registration Statement or (b) the date on which the Registration Statement ceases to be effective in accordance with the terms of this Section 2. Upon five (5) business days' notice, the Company shall file any supplement or post-effective amendment to the Resale Registration Statement with respect to such Holder's interests in or plan of distribution of Registrable Shares that is reasonably necessary to permit the sale of the Holder's Registrable Shares pursuant to the Resale Registration Statement. The Company shall file any necessary listing applications or amendments to the existing applications to cause the Shares to be listed or quoted on the primary exchange or quotation system on which the Common Stock is then listed or quoted.

         (e) The Company shall promptly notify each Holder of, and confirm in writing, any request by the SEC for amendments or supplements to a Registration Statement or the prospectus related thereto or for additional information. In addition, the Company shall promptly notify each Holder of, and confirm in writing, the filing of a Registration Statement, any prospectus supplement related thereto or any post-effective amendment to such Registration Statement and the effectiveness of any post-effective amendment.

         (f) The Company shall immediately notify each Holder at any time when a prospectus relating to the Resale Registration Statement is required to be delivered under the Securities Act, of the happening of any event as a result of which the prospectus included in a Registration Statement, as then in effect, includes an untrue statement of a material fact or omits to state any material fact required to be stated therein or necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading. In such event, the Company shall promptly prepare and furnish to each Holder a reasonable number of copies of a supplement to or an amendment of such prospectus as may be necessary so that, as thereafter delivered to the purchasers of Registrable Shares, such prospectus shall not include an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein, in the light of the circumstances under which they are made, not misleading.

         (g) If requested by a Holder, the Company shall within a reasonable time before filing a Resale Registration Statement or prospectus or amendments or supplements thereto with the SEC furnish to counsel selected by the Holder copies of such documents proposed to be filed.

         (h) The Company shall during the period when the prospectus is required to be delivered under the Securities Act timely file all documents required to be filed with the SEC pursuant to Sections 13(a), 13(c), 14 or 15(d) of the Securities Exchange Act of 1934, as amended.

         3. State Securities Laws. Subject to the conditions set forth in this Agreement, the Company shall, promptly upon the filing of a Registration Statement including Registrable Shares, file such documents as may be necessary to register or qualify the Registrable Shares under the securities or "Blue Sky" laws of such states as each Holder may reasonably request, and the Company shall use its best efforts to cause such filings to become effective; provided, however, that the Company shall not be obligated to qualify as a foreign corporation to do business under the laws of any such state in which it is not then qualified or to file any general consent to service of process in any such state. Once effective, the Company shall use its best efforts to keep such filings effective until the earlier of (a) in the case of an Issuance Registration Statement, such time as all of the Common Stock to be issued upon redemption or exchange for Units has been issued pursuant to the Issuance Registration Statement, (b) in the case of a Resale Registration Statement, such time as all of the Registrable Shares have been disposed of in accordance with the intended methods of disposition by the Holders as set forth in the Resale Registration Statement, (c) in the case of a particular state, such Holder has notified the Company that it no longer requires an effective filing in such state in accordance with its request for filing or (d) the date on which a Registration Statement ceases to be effective in accordance with the terms of Section 2 hereof. The Company shall promptly notify each Holder of, and confirm in writing, the receipt by the Company of any notification with respect to the suspension of the qualification of the Registrable Shares for sale under the securities or "Blue Sky" laws of any jurisdiction or the initiation or threat of any proceeding for such purpose.

         4. Expenses. Except as otherwise set forth in this Section 4, the Company shall bear all expenses incurred in connection with the registration of the Registrable Shares pursuant to Section 2 and 3 of this Agreement. Such expenses shall include, without limitation, all printing, legal and accounting expenses incurred by the Company and all registration and filing fees imposed by the SEC, any state securities commission or the New York Stock Exchange or, if the Common Stock is not then listed on the New York Stock Exchange, the principal national securities exchange or national market system on which the Common Stock is then traded or quoted. The Holders shall be responsible for any brokerage or underwriting commissions and taxes of any kind (including, without limitation, transfer or stamp taxes) with respect to any disposition, sale or transfer of Registrable Shares and for any legal, accounting and other expenses incurred by the Holder.

         5. Indemnification by the Company. The Company agrees to indemnify each Holder and its officers, partners, employees, agents, representatives and affiliates, and each person or entity, if any, that controls such Holder within the meaning of the Securities Act, and each other person or entity, if any, subject to liability because of his, her or its connection with such Holder (an "Indemnitee"), against any and all losses, claims, damages, actions, liabilities, costs and expenses (including without limitation reasonable attorneys' fees, expenses and disbursements documented in writing), joint or several, arising out of or based upon (i) any untrue or alleged untrue statement of material fact contained in the Resale Registration Statement or any prospectus contained therein, (ii) any omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading, except insofar as and to the extent that such statement or omission arose out of or was based upon information regarding the Indemnitee or its plan of distribution which was furnished to the Company by the Indemnitee expressly for use therein or (iii) any violation by the Company of the Securities Act, any state securities act or "Blue Sky" laws or any sale or regulation thereunder in connection with such registration, provided, however, that the Company shall not be liable to any person in any such case to the extent that any such loss, claim, damage, liability (or action or proceeding in respect thereof) or expense arises out of or is based upon (i) an untrue statement or alleged untrue statement or omission or alleged omission made in such registration statement, any such preliminary prospectus, final prospectus, summary prospectus, amendment or supplement in reliance upon and in conformity with information furnished to the Company by the Indemnitee expressly for use in connection with the Resale Registration Statement or the prospectus contained therein or (ii) such Indemnitee's failure to send or give a copy of the final prospectus furnished to it by the Company at or prior to the time such action is required by the Securities Act to the selling broker (if applicable) for delivery to the person claiming an untrue statement or alleged untrue statement or omission or alleged omission if such statement or omission was corrected in such final prospectus. The provisions of this Section 6 shall survive the expiration or prior termination of this Agreement.

         6. Covenants of Holder. Each Holder hereby agrees (a) to cooperate with the Company and to furnish to the Company, in a timely manner, all such information in connection with the preparation of the Resale Registration Statement with respect to such Holder's Registrable Shares and any filings with any state securities commissions as the Company may reasonably request,
(b) to deliver to the selling broker (if applicable) or to otherwise cause delivery of the prospectus contained in the Resale Registration Statement to any purchaser of the Shares covered by the Resale Registration Statement from such Holder and (c) the Initial Holder and each Holder, severally and not jointly, agree to indemnify the Company, its officers, directors, employees, agents, representatives and affiliates, and each person, if any, who controls the Company within the meaning of the Securities Act, and each other person, if any, subject to liability because of his connection with the Company, against any and all losses, claims, damages, actions, liabilities, costs and expenses arising out of or based upon (i) any untrue statement or alleged untrue statement of material fact contained in either the Resale Registration Statement or the prospectus contained therein, (ii) any omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading, if and to the extent that such statement or omission arose out of or was based upon information regarding such Holder or its plan of distribution which was furnished to the Company by such Holder expressly for use therein, (iii) any violation by a Holder of the Securities Act, any state securities act or "Blue Sky" laws or any sale or regulation thereunder in connection with such registration or (iv) the failure by such Holder to deliver to the selling broker (if applicable) or to otherwise cause to be delivered the prospectus contained in the Resale Registration Statement (as amended or supplemented, if applicable) furnished by the Company to such Holder to any purchaser of the Shares covered by the Resale Registration Statement from such Holder. Notwithstanding the foregoing, in no event will a Holder have any obligation under this Section 6 for amounts the Company pays in settlement of any such loss, claim, damage, liability or action if such settlement is effected without the consent of such Holder (which consent shall not be unreasonably withheld) and in no event shall the liability of any Holder for indemnification under this Section 6 in its capacity as a seller of Registrable Securities exceed the amount equal to the proceeds to such Holder from the sale of securities by such Holder which gave rise to the incurrence of such indemnification.

         7. Suspension of Registration Requirement.

         (a) The Company shall promptly notify each Holder of, and confirm in writing, the issuance by the SEC of any stop order suspending the effectiveness of a Registration Statement or the initiation of any proceedings for that purpose. The Company shall use its best efforts to prevent the issuance of any stop order suspending the effectiveness of a Registration Statement and if one is issued use its best efforts to obtain the withdrawal of any order suspending the effectiveness of a Registration Statement at the earliest possible moment.

         (b) Notwithstanding anything to the contrary set forth in this Agreement, the Company's obligation under this Agreement to use its best efforts to cause a Registration Statement and any filings with any state securities commission to become effective or to amend or supplement a Registration Statement shall be suspended, for one or more periods not to exceed the period described in Section 9 below, in the event and during such period as unforeseen circumstances exist (including, without limitation, (i) an underwritten primary offering by the Company if the Company is advised by the underwriters that the sale of shares under the Registration Statement would have a material adverse effect on the primary offering or (ii) the Company has been advised by legal counsel that pending negotiations relating to, or consummation of, a transaction or the occurrence of an event that would require additional disclosure of material information by the Company in a Registration Statement or such filing, as to which the Company has a bona fide business purpose for preserving confidentiality or which renders the Company unable to comply with SEC requirements) (such unforeseen circumstances being hereinafter referred to as a "Suspension Event") that would make it impractical or inadvisable to cause a Registration Statement or such filings to become effective or to amend or supplement a Registration Statement, but such suspension shall continue only for so long as such event or its effect is continuing and in no event will that suspension exceed 60 days. The Company shall notify each Holder of the existence and, in the case of circumstances referred to in clause (i) of this Section 7(b), of the nature of any Suspension Event.

         (c) Subject to the terms of Section 9 below, each Holder agrees, if requested by the Company in a non-underwritten offering or requested by the managing underwriter or underwriters in an underwritten offering (each, a "Company Offering"), not to effect any public sale or distribution of any of the securities of the Company of any class included in a Registration Statement filed pursuant to Section 2 hereof during the 15-day period prior to, and during the 90-day period following the date of effectiveness of the relevant registration statement in connection with a Company Offering, to the extent timely notified in writing by the Company or the managing underwriters (an "Offering Blackout Period"); provided, however, that all directors and officers of the Company and all 1% or greater stockholders of the Company enter into contractual lock-up or similar agreements restricting the sale of Common Stock owned by them for the same period. Such 90-day period shall be extended by the number of days from and including the date of the giving of any notice pursuant to Section 2(e) or (f) hereof to and including the date when a Holder of Registrable Shares covered by such Registration Statement shall have received the copies of the supplemented or amended prospectus contemplated by Section 2(f) hereof. Notwithstanding the foregoing, this Subsection 7(c) shall not prohibit sales of Shares by a Holder or in a private resale not pursuant to a Resale Registration Statement or through a securities exchange or market maker; provided, that the purchaser in any such private resale shall agree in writing to be subject to such restrictions for the remaining portion of such period that would otherwise apply to the Holder.

         8. Limitations on Suspension / Blackout Period. Notwithstanding anything herein to the contrary, the Company covenants and agrees that (a) the Company's rights to suspend its obligation under this Agreement to file, amend or supplement a Registration Statement and maintain the effectiveness of any Registration Statement during the pendency of any Suspension Event, (b) the Holders' obligation to suspend public sales of Shares during one or more Offering Blackout Periods and (c) the Holders' obligations to suspend sales of Shares pursuant to a Registration Statement during the pendency of any Suspension Event, shall not, in the aggregate, cause the Holders to be required to suspend sales of Shares or relieve the Company of its obligation to file, amend or supplement and maintain the effectiveness of a Registration Statement for (i) longer than ninety (90) days during any twelve (12) month period or (ii) in the event that directors, officers and 1% stockholders and other persons with registration rights or other similar rights are not subject to such Suspension Event or Blackout Period.

         9. Additional Shares. The Company, at its option, may register, under any registration statement and any filings with any state securities commissions filed pursuant to this Agreement, any number of unissued shares of Common Stock or any shares of Common Stock owned by any other shareholder or shareholders of the Company; provided that in no event shall the inclusion of such shares on a Registration Statement reduce the amount offered for the account of the Holders on such Registration Statement.

         10. Contribution. If the indemnification provided for in Sections 5 and 6 is unavailable to an indemnified party with respect to any losses, claims, damages, actions, liabilities, costs or expenses referred to therein or is insufficient to hold the indemnified party harmless as contemplated therein, then the indemnifying party, in lieu of indemnifying such indemnified party, shall contribute to the amount paid or payable by such indemnified party as a result of such losses, claims, damages, actions, liabilities, costs or expenses in such proportion as is appropriate to reflect the relative fault of the Company, on the one hand, and the Holder, on the other hand, in connection with the statements or omissions which resulted in such losses, claims, damages, actions, liabilities, costs or expenses as well as any other relevant equitable considerations. The relative fault of the Company, on the one hand, and of the Holder, on the other hand, shall be determined by reference to, among other factors, whether the untrue or alleged untrue statement of a material fact or omission to state a material fact relates to information supplied by the Company or by the Holder and the parties' relative intent, knowledge, access to information and opportunity to correct or prevent such statement or omission; provided, however, that in no event shall the obligation of any indemnifying party to contribute under this Section 10 exceed the amount that such indemnifying party would have been obligated to pay by way of indemnification if the indemnification provided for under
Section 5 or 6 hereof, as applicable, had been available under the circumstances.

         The Company and each Holder agree that it would not be just and equitable if contribution pursuant to this Section 10 were determined by pro rata allocation or by any other method of allocation that does not take account of the equitable considerations referred to in the immediately preceding paragraph.

         No indemnified party guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the Securities Act) shall be entitled to contribution from any indemnifying party who was not guilty of such fraudulent misrepresentation.

         In the event that the Company or a Holder receives a complaint, claim or other notice of any liability or action giving rise to a claim for indemnification under Section 5 or Section 6, as applicable, the person claiming indemnification under such applicable section shall promptly notify the person against whom such indemnification is sought of such complaint, notice, claim action, and such indemnifying person shall have the right to investigate and defend any such loss, claim, damage, liability or action; provided however that failure of any party to deliver prompt notice shall not preclude such party's right to indemnification or contribution under this Agreement.

         11. Compliance with Rule 144. The Company will use its best efforts to file with the SEC such information as is required under the Exchange Act for so long as there is a Holder of Registrable Shares; and in such event the Company shall use its best efforts to take all action that is required as a condition to the availability of Rule 144 under the Securities Act (or any other comparable successor rules). The Company shall use its best efforts to facilitate and expedite transfer of Registrable Shares pursuant to Rule 144 under the Securities Act, which efforts shall include timely notice to the transfer agent to expedite such transfers of Registrable Shares.

         12. Damages. The Company recognizes and agrees that each Holder of Registrable Securities will not have an adequate remedy if the Company fails to comply with the terms and provisions of this Agreement and that damages will not be readily ascertainable, and the Company expressly agrees that, in the event of such failure, it shall not oppose an application by any holder of Registrable Securities or any other Person entitled to the benefits of this Agreement requiring specific performance of any and all provisions hereof or enjoining the Company from continuing to commit any such breach of this Agreement.

         13. No Inconsistent Agreements. The Company has not entered into, and will not enter into, any agreement which is inconsistent with the rights granted to the Holders of Registrable Securities in the Agreement or otherwise conflicts with the provisions hereof. The rights granted to the Holders hereunder do not in any way conflict with and are not inconsistent with the rights granted to the holders of the Company's other issued and outstanding securities under any such agreements.

         14. No Other Obligation to Register. Except as otherwise expressly provided in this Agreement, the Company shall have no obligation to the Holder to register the Registrable Shares under the Securities Act.

         15. Amendments and Waivers. The provisions of this Agreement may not be amended, modified or supplemented without the prior written consent of the Company and the Holder.

         16. Notices. Except as set forth below, all notices and other communications provided for or permitted hereunder shall be in writing and shall be deemed to have been duly given if delivered personally or sent by telex or telecopier, registered or certified mail (return receipt requested), postage prepaid or courier or overnight delivery service to the Company and to the

Holder at the respective addresses set forth below (or at such other address for any party as shall be specified by like notice, provided that notices of a change of address shall be effective only upon receipt thereof), and further provided, that in case of directions to amend a Registration Statement pursuant to Section 2(d) or Section 7(a), a Holder must confirm such notice in writing by overnight express delivery with confirmation of receipt::

                  If to the Company:   Reckson Associates Realty Corp.
                                       225 Broadhollow Road
                                       Melville, New York 11747
                                       Attn:  Scott H. Rechler, Co-Chief
                                              Executive Officer and
                                              Jason M. Barnett, General Counsel

                  With a copy to:      Sidley Austin Brown & Wood LLP
                                       787 Seventh Avenue
                                       New York, New York 10019
                                       Attn:  J. Gerard Cummins, Esq.

                  If to the Initial
                  Holder:              1055 Stamford Associates Limited
                                       Partnership
                                       c/o Elder Associates
                                       27 Congress Street
                                       Salem, Massachusetts 01970
                                       Attn:  Raymond Miller and Robert C. Elder

                  With a copy to:      Goodwin Procter LLP
                                       599 Lexington Avenue
                                       New York, New York 10022
                                       Attn: Ross D. Gillman, Esq.

         In addition to the manner of notice permitted above, notices given pursuant to Sections 2, 7 and 8 hereof may be effected telephonically and confirmed in writing thereafter in the manner described above.

         17. Successors and Assigns. This Agreement shall be binding upon and inure to the benefit of the successors and assigns of the Company. This Agreement shall inure to the benefit of and be binding upon the successors, assigns and transferees of the Initial Holder, including, without limitation and without the need for an express assignment, subsequent Holders; provided, however, that nothing herein shall be deemed to permit any assignment, transfer or other disposition of Registrable Securities in violation of the terms of the Contribution Agreement or charter of the Company. If any transferee of any Holder shall acquire Registrable Securities, in any manner, whether by operation of law or otherwise, such Registrable Securities shall be held subject to all of the terms of this Agreement, and by taking and holding such Registrable Securities, such Person shall be conclusively deemed to have agreed to be bound by and to perform all of the terms and provisions of this Agreement and such Person shall be entitled to receive the benefits hereof.

         18. Counterparts. This Agreement may be executed in one or more counterparts each of which when so executed shall be deemed to be an original and all of which taken together shall constitute one and the same agreement.

         19. Governing Law. This Agreement shall be governed by and construed in accordance with the laws of the State of New York applicable to contracts made and to be performed wholly within said State, without giving effect to the conflict of law provisions thereof.

         20. Severability. In the event that any one or more of the provisions contained herein, or the application thereof in any circumstances, is held invalid, illegal or unenforceable in any respect for any reason, the validity, legality and enforceability of any such provision in every other respect and of the remaining provisions contained herein shall not be in any way impaired thereby, it being intended that all of the rights and privileges of the parties hereto shall be enforceable to the fullest extent permitted by law.

         21. Entire Agreement. This Agreement is intended by the parties as a final expression of their agreement and intended to be the complete and exclusive statement of the agreement and understanding of the parties hereto in respect of the subject matter contained herein. There are no restrictions, promises, warranties or undertakings, other than those set forth or referred to herein, with respect to such subject matter. This Agreement supersedes all prior agreements and understandings between the parties with respect to such subject matter.


                 [REMAINDER OF PAGE INTENTIONALLY LEFT BLANK]

         IN WITNESS WHEREOF, the parties hereto have executed this Agreement as of the date first written above.

                        RECKSON ASSOCIATES REALTY CORP.


                        By: /s/ Scott H. Rechler
                           --------------------------------------------
                            Name:  Scott H. Rechler
                            Title:  Co-Chief Executive Officer




                        INITIAL HOLDER:


                        1055 STAMFORD ASSOCIATES LIMITED PARTNERSHIP


                        By: 1055 Stamford Corporation, its general partner


                        By: /s/ Raymond W. Miller
                            -----------------------------------------------
                            Name:  Raymond W. Miller
                            Title:  Vice President